SMITH RANCH PLAZA

                              OFFICE BUILDING LEASE

1. PARTIES. This Lease, dated, for reference purposes only, October 20, 1983, is made by and between S.R.P. Limited Partnership, a California Limited Partnership (herein called "Landlord") and Fair, Isaac & Company, Incorporated, (herein called "Tenant").

2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord those certain premises (herein called "Premises") consisting of 25,994 rentable square feet including corridation and restrooms, as outlined in red on Exhibit A-1 attached hereto, being situated on the first, second and third floors of that certain building known as 120 North Redwood Drive, Suite 300, San Rafael, California 94903.

Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon condition of said performance.

3. TERM. The term of this Lease shall be for five (5) years, commencing on the lst day of May, 1984, and terminating on the 30th day of April, 1989.

4. POSSESSION. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession; except that, should Landlord fail to deliver possession two or more months beyond any date agreed herein or subsequently as the date of possession, Tenant may declare this Lease to be terminated and all sums paid to Landlord by Tenant shall be promptly refunded and Tenant shall have no further obligations to Landlord under this Lease. Failure of Tenant to exercise this option at the end of the first two months delay or at any later time, shall not be deemed a waiver of the right to exercise the option at any other date should possession not be delivered.

In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

5. BASIC RENT. Tenant agrees to pay to Landlord, as rental, without prior notice or demand, for the Premises the sum of: Thirty-Seven Thousand, Four Hundred Thirty-One and no/100 ($37,431.00) Dollars (hereinafter called "Basic Rent"), on or before the first day of the first full calendar month of the term hereof and a like sum as adjusted in the manner specified in Article 6 (hereinafter called "Adjusted Basic Rent"), on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. The Basic Rent shall be paid until adjusted in the

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                                                                    EXHIBIT 10.5
manner specified in Paragraph 6. Thereafter, the prevailing Adjusted Basic Rent shall be the amount paid. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at the Office of the Building, or to such other person or at such other place as Landlord may from time to time designate in writing.

6.  ADJUSTED  BASIC  RENT.  On  each  annual   anniversary  date  following  the
commencement of the lease term, the rent specified in Paragraph 5 for the ensuing twelve (12) months shall be increased by the use of the Consumer Price Index (All Urban Consumers Component) for San Francisco-Oakland (1967=100) published by the Bureau of Labor Statistics of the U.S. Department of Labor. The indices used will be the latest published index prior to the commencement of the lease term and, in subsequent years the latest published index prior to the commencement of each such subsequent year of the lease term. The Adjusted Basic Rent will be increased by the percentage increase, if any, between the index used at the commencement of the lease term and that used for each subsequent year. In no event shall the combination of increases under this Section and
Section 7 exceed a 10% increase over the combined rental under said Sections for the immediately preceding lease year.

In case the U.S. Department of Labor shall discontinue the computation and publication of said Consumers Price Index or the publication thereof should be delayed so as to prevent its use hereunder at the times required, there shall be substituted therefor by Landlord such other index or method of ascertaining changes in the price level as, in the opinion of Landlord, most closely resembles the Consumer Price Index and method of arriving at the index figure by said Bureau.

7. ADDITIONAL RENT. Tenant agrees to pay to Landlord as additional rental (hereinafter "Additional Rent") a sum equal to Tenant's Proportional share (hereinafter defined) of Direct Costs (hereinafter defined).

For the purposes of this Article, Tenant's Proportional Share shall be a sum equal to 61.14% of the total rentable area of the Building.

For the purposes of this Article, the term "Direct Costs" shall include: (i) property taxes paid or incurred by Landlord consisting of all real or personal property taxes (and any tax levied wholly or partly in lieu thereof) imposed against the Building and all related improvements, including the adjacent walks, parking lots, and the land upon which they are situated, but shall not include any net income or franchise taxes; (ii) operating costs paid or incurred by Landlord in maintaining, managing, and operating Building, its equipment, and the adjacent walks, parking lots, landscaped areas, and the land upon which they are located, including without limiting the generality of the foregoing, the costs of services of both independent contractors and employees (inclusive of employment taxes, and fringe benefits) who perform duties connected with the day to day management, operation, maintenance, and repair of the Building, and the costs incurred by reason of any changes in any regulations, rules, requirements, laws, codes, directives, or similar pronouncements of any Federal, state, county, city, or other governmental or regulatory agency which require changes in or to the physical construction of or related equipment of or used in the Building or the adjacent walks, parking lots, landscaped areas, and/or items used in the operation and maintenance thereof.

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For the  purposes of this Lease the term "Base Year" shall refer to and mean the calendar year in which this Lease term commences.

For the purposes of this Article, the term "Comparison Year" shall refer to and mean each successive calendar year of the term of this Lease after the Base Year.

For the purposes of this Article, the term "Current Year" shall refer to and mean each successive calendar year as it becomes the current calendar year, beginning with the first calendar year next following the Base Year.

Each year during the term of this Lease other than the Base Year, Landlord shall furnish to Tenant a written statement showing in reasonable detail Landlord's Direct Costs for the applicable Comparison Year and for the Base Year, and showing the amount, if any, of Additional Rent due from Tenant.

During the Base Year, Tenant shall pay Landlord, on or before the first day of each month during which a payment of Additional Rent is due, a sum equal to the total of the following two components: (a) the product of Fifteen Cents ($.15) times the number of square feet of the Premises for which separate electrical metering is provided, and (b) the product of Twenty-five Cents ($.25) times the number of square feet of the Premises for which separate electrical metering is not provided.

To compute the Additional Rent for all years other than the Base year, if the Direct Costs paid or incurred by the Landlord for the Comparison Year are in excess of the Annualized Additional Rent paid by Tenant for the Base Year, then the Tenant shall pay, as Additional Rent, Tenant's Proportional Share thereof. Upon Tenant's receipt of Landlord's statement for the first Comparison Year, Tenant shall pay in full the total amount of Additional Rent for the first Comparison Year, and, in addition, for the Current Year the amount of such Additional Rent shall be used as an estimate for the Current Year. The amount of the Additional Rent shall be divided in twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the Basic Rent or the prevailing Adjusted Basic Rent, as the case may be, which is next due following the receipt of said statement from Landlord, an amount equal to one (1) such monthly installment multiplied by the number of months from January in the
Current Year in which Landlord's said statement is submitted to the month of such statement, both months inclusive. Subsequent installments of Additional Rent shall be payable concurrently with the Basic Rent or the prevailing Adjusted Basic Rent, as the case may be, for the balance for that Current Year and shall continue until the statement for the next Comparison Year is rendered. If the next or any succeeding Comparison Year results in an increase in Direct Costs over the immediately preceding Comparison Year, then, upon receipt of said statement from Landlord, Tenant shall pay a lump sum equal to Tenant's Proportional Share of the Direct Costs less the total of the monthly installments paid during the immediately preceding Comparison Year, and the estimated monthly installments of Additional Rent to then be paid for the Current Year shall be adjusted to reflect such increased Direct Costs. If the next or any succeeding Comparison Year results in a decrease in Direct Costs over the immediately preceding Comparison Year, then, upon receipt of said statement from Landlord, the estimated monthly installments of Additional Rent to then be paid for Current Year shall be adjusted to reflect such decreased Direct Costs, and the difference between Tenant's Proportional Share of the decreased Direct Costs and the total of the monthly installments paid during the immediately preceding

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Comparison Year shall be credited to the first (and  succeeding,  if applicable)
installments of Additional Rent to be paid for the Current Year.

If the term of this Lease has expired and/or Tenant has vacated the Premises, when the final determination is made of Tenant's share of Direct Costs for the year in which this Lease terminated, Tenant shall immediately pay any increase due over the estimated amounts paid and, conversely, any overpayment made in the event said costs decrease shall be immediately rebated by Landlord to Tenant.

8.  SECURITY  DEPOSIT.   Tenant  ,  has  deposited  with  Landlord  the  sum  of
Thirty-Seven Thousand, Four Hundred Thirty-One Dollars ($37,431.00). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. Said sum shall accrue interest at the rate of eight percent (8%) per annum, to be compounded annually, or, at Landlord's election, to be paid to Tenant. All references in this lease, including references in this Paragraph 8, to the security deposit shall be deemed to refer to said above-mentioned sum together with any accrued interest not paid by Landlord to Tenant. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. If Landlord does so apply all or a portion of the security deposit, interest shall be abated until such time as the applied portion is restored to its original amount. Landlord shall not be required to keep this security deposit, or the interest accrued thereon, separate from its general funds. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit together with said interest thereon, or any balance thereof shall be returned and paid to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term or at any earlier ' date at which Tenant or Landlord shall terminate this Lease at their election as may be provided herein. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit and the accrued interest thereon to Landlord's successor in interest, to hold under the same conditions as did Landlord.

9. USE. Tenant shall use the premises for general office purposes of the Fair, Isaac Companies, which purposes are known and approved by Landlord, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall

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Tenant  cause,  maintain or permit any  nuisance  in, on or about the  Premises.
Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

10. COMPLIANCE WITH THE LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

11. CONSTRUCTION. Prior to the commencement of the term hereof, Landlord shall furnish and install within the premises the tenant improvements shown on Exhibit "A" and as shown on Exhibit "B" to be dated October 31, 1983, to be attached hereto and made a part hereof.

All work not within the normal scope of the construction trades employed in the building construction, such as the furnishing and installing of telephone equipment and wiring, furniture, furnishings, office equipment, trade fixtures, carpeting (unless installed by Landlord under the first part of this paragraph), special draperies (in addition to Building Standard horizontal slat blinds for which no substitution is permitted), and other items of personal property, shall be furnished and installed by the Tenant at Tenant's expense, Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct its work in such a manner as to maintain harmonious labor relations and so as not to unreasonably interfere with or delay the work of the Landlord's contractors. Tenant's contractors, subcontractors, and labor shall be acceptable to and approved by Landlord and shall be subject to the administrative supervision of the Landlord's general contractor. Contractors or subcontractors engaged by Tenant shall insure, as far as may be reasonably possible, the progress of the work without interruption on account of strikes, work stoppage or other causes for delay. Landlord shall give reasonable access and entry to the Premises to Tenant and its contractors and subcontractors to enable Tenant to adapt the Premises for Tenant's use.

12. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained and any alterations, additions or improvements to or of said Premises including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable or modular furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord which approval will not be unreasonably withheld. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, promptly and with all due diligence remove any

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alterations,  additions,  or improvements made by Tenant which are designated by
Landlord to be removed, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Premises caused by such removal.

13. REPAIRS. (a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair except as may be noted in writing and delivered to Landlord within seven
(7) days of possession. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and from ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of the Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

     (b) Notwithstanding the provisions of Article 13(a) hereinabove, Landlord shall repair and maintain the structural portions of the Building, including, without limitation, the basic plumbing, air conditioning, heating, and electrical systems and all other improvements to the real property upon which the Building is situated installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless Landlord shall fail within five (5) days (or such shorter period as the importance or the crucial nature of the repair may reasonably require) after notice of the need of such repairs or maintenance is given to Landlord by Tenant, to commence and diligently prosecute such maintenance and repair. Further notwithstanding the provisions of Article 13(a) hereinabove, Landlord shall maintain the overall appearances of the Premises and the public areas of the building and its appurtenant property at a high standard, specifically including, but in no way limited to, repainting or replacing carpeting in cases where fair wear and tear have impaired their appearance to a level inconsistent with the quality of the property. Should Landlord fail to thus commence or diligently prosecute any maintenance or repair hereby required by Landlord to be performed, then Tenant may cause such maintenance or repair to be performed and deduct the cost thereof from the next rent payable by Tenant to Landlord. Except as provided in Article 24 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein.

14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all costs, attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or

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proceeding brought thereon, and, in any case, action or proceeding to be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by tenant, nor shall landlord be liable for any latent defect in the premises or in the building. Tenant shall give prompt notice to landlord in case of fire or accidents in the premises or in the building or of defects therein or in the fixtures or equipment.

15. ASSIGNMENT AND SUBLETTING. Neither Tenant nor its heirs or assigns shall either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any person (Tenant, its employees, servants, invitees, subsidiaries, affiliates, successors, or their employees, agents, servants and invitees excepted) to occupy or use the said Premises, or any portion thereof, without the prior written consent of Landlord had and obtained, which consent shall not be unreasonably withheld. Neither any change in the ownership of Tenant's stock nor any merger, corporate reorganization or corporate acquisition involving Tenant shall be construed to constitute an assignment within the meaning of this Article. A consent to one assignment, subletting, occupation or use by another person shall not be deemed to be a consent to any subsequent assignment and any purported assignment in violation of the provisions of this Article without Landlord's consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease.

16. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times any and all estimated costs of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

17. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

18. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring

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Landlord and Tenant  against any liability  arising out of the  ownership,  use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance at all times shall be a combined single aggregate policy in an amount of not less than One Million Dollars ($1,000,000). The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+ AAA or better in "Best's Insurance Guide." Tenant shall deliver the Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancellable or subject to reduction of coverage except after ten (10) days prior written notice to Landlord. Landlord will keep the Premises insured for fire and extended coverage equivalent to 90% or more of full replacement cost at all times during the term of this Lease. Landlord will also maintain comprehensive general public liability insurance. Tenant's liability insurance shall be primary coverage and Landlord's liability insurance shall be secondary.

19. SERVICES AND UTILITIES. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at his sole discretion, and subject to the rules and regulations of the Building of which the premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to, failure to furnish any of the foregoing. Supplementary air conditioning units will be installed in the premises with the cost of installation and the cost of operation and maintenance thereof to be paid by Tenant to Landlord or public utility upon demand by Landlord or utility.

The nature of the business of Tenant is such that the use of electronic and electrical equipment is central to the organization. As a result, Tenant will use an amount of electrical power greater than would be used by some other tenant not engaged in a similar business. Tenant shall not connect with electric current except through existing electrical outlets in the Premises. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises in Tenant's normal business operations, Tenant shall first procure the written consent of Landlord, which Landlord shall not unreasonably refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefore by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

Notwithstanding anything to the contrary contained in this Section 19, Landlord shall install, as a portion of Exhibit A, "Work Agreement," excess air conditioning and electrical distribution equipment for Tenant's heat-generating equipment. In addition, Landlord shall provide separate metering, to the extent feasible, of electrical consumption in Tenant's Premises, with the intent that Tenant shall determine its own hours and methods of operation and pay for such consumption direct to the utility.

20. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, or is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, except that which has been paid for by Landlord, or is the standard of the Building, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

21. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules and regulations by any other tenants or occupants. Landlord agrees diligently to enforce the Rules and Regulations with regard to all Tenants in the Building.

22. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly installment of Basic Rent or the prevailing Adjusted Basic Rent, as the case may be, plus the last monthly installment of Additional Rent, and all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

23. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises for the purposes of inspection, and for that purpose shall at all times have and retain the necessary keys with which to unlock all doors in, upon, and about the Premises, excluding Tenant's vaults, safes, files, and such areas as Tenant shall designate as "secure areas." Tenant shall have the right to place Tenant's own locks on any such designated "secure areas." Landlord shall have the right to inspect the physical status of any areas designated as "secure areas" upon notice to Tenant and in company with a representative of Tenant. Landlord shall have right of access to the Premises necessary to provide janitorial and other services to be provided hereunder but the times of such access shall be those that shall be agreed on from time to time between Landlord and Tenant, and neither party shall withhold its agreement unreasonably. Landlord shall have the right, upon reasonable notice, to submit Premises to inspection by prospective purchasers or tenants. Landlord shall have the right to enter the Premises during normal business hours of 9:00 a.m. and 5:00 p.m. during working days in order to post notices of non-responsibility. Landlord shall have the right to enter the Premises, other than the secure areas, at any time Landlord deems it necessary or desirable, in order to alter, improve, or repair the premises and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that access by Tenant to the Premises or freedom of movement within the Premises are not unreasonably restricted. Landlord shall have the right to use the keys in his possession for the purpose of entering the Premises for the purposes of alteration, improvement, or repair. Landlord undertakes,, in those cases where alteration, improvement, or repair can be planned in advance, to notify Tenant as far in advance as is possible, and in those cases where an alteration, improvement, or repair is of an emergency or other nature such that advance planning is not possible, to notify Tenant promptly that the Premises have been entered. Landlord shall have no liability to Tenant for any such proper entrance except for any failure to exercise due care for Tenant's property. Tenant shall be responsible to report to landlord any circumstance requiring action by Landlord in any secure area.

As regards any proper entry governed by this Paragraph, Tenant hereby waives any claim for damages or for injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, other than a loss resulting from negligence by Landlord. Any such proper entry shall not be cause for any abatement of rent.

Any proper entry to the Premises as governed by this Paragraph obtained by Landlord by any of these said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

24. RECONSTRUCTION. In the event the Premises or the Building are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of all rent payable hereunder while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and/or the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault and neglect of Tenant or his employees, there shall be no abatement of rent.

In the event the Premises or the Building are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the building in which the Premises are located. In the event the destruction of the Premises or the Building by a peril not covered by fire and extended coverage insurance is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect; or (2) give notice to Tenant at any time within sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice. If the Premises of the Building are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, and whether or not Landlord elects to repair or restore such damage or to terminate this Lease as herein provided, Tenant shall be entitled to a proportionate reduction of all rent payable hereunder to be based upon the extent to which the damage and the making of such repairs, if any, shall materially interfere with the business carried on by the Tenant in the Premises.

Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises (1) when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the extended term of this Lease, if any extended term there is; or (2) when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the original term of this Lease unless Tenant, within ten (10) days following Landlord's notice to Tenant of Landlord's election not to repair such damage, exercises Tenant's option to renew.

Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration,, office fixtures, railings, floor covering, partitions, or any other property which is installed in the Premises by Tenant.

Except as otherwise provided in this Article, Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration, except as caused by Landlord, Landlord's agents or employees.

25. DEFAULT. In addition to any other act or event elsewhere stated in this Lease which will cause a default hereunder, the occurrence of any one or more of the following acts or events shall constitute a default and breach of this Lease by Tenant.

         (a) The vacating or abandonment of the Premises by Tenant.

         (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

         (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in subparagraph (b) of this Article, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant, provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within one hundred twenty
(120) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

26. REMEDIES IN DEFAULT. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

         (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; reasonable attorney's fees and costs; any real estate commissions and costs actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) percent per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of the following Article 26(b).

         (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

27. EMINENT DOMAIN. If more than twenty-five percent (25%) of the floor area of the building of which the Premises are a part shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, Landlord shall have the right, at its election, to terminate this Lease. If more than twenty-five percent (25%) of the parking area appurtenant to the building is so taken or appropriated, then either party hereto shall have the right to terminate this lease. If any portion of the Premises is so taken or appropriated, then Tenant shall have the right, at its election, to terminate this Lease. In the event that there is any taking or appropriation of any portion of the Building, or of the real property on which it is situated, and this Lease is not terminated pursuant to the provisions hereof, any sums thereafter due as rental under this Lease shall be equitably reduced.

Any award paid in connection with any such taking shall belong to and be paid to Landlord, except that Tenant shall receive from the award the following:

         a. A sum attributable to Tenant's improvements or alterations made to the Premises by Tenant in accordance with this Lease, which Tenant's improvements or alterations Tenant has the right to remove from the Premises pursuant to the provisions of this Lease but elects not to remove; or, if Tenant elects to remove any such Tenant's improvements or alterations, a sum for reasonable removal or relocation costs not to exceed the market value of such improvements or alterations.

         b. A sum paid to Tenant from the condemnor for loss of goodwill.

         c. A sum attributable to that portion of the award constituting severance damages for the restoration of the Premises, unless this Lease has been terminated pursuant to the provisions hereof.

28. OFFSET STATEMENT. Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rentals and other charges are paid, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

29. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building. Tenant agrees that Tenant's employees and agents will not park in any area designated by Landlord for visitor parking or no parking. In the event of violation of this provision, Tenant agrees that the offending vehicle may be towed away at the expense of Tenant. Ninety-four (94) parking spaces will be assigned to Tenant at Tenant's or Landlord's request at such time as general parking is regularly inadequate, which assignment shall not be unreasonably withheld.

30. AUTHORITY OF TENANT. Tenant and each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease.

31.  GENERAL PROVISIONS.

         (a) Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or fixed to this Lease are a part hereof.

         (b) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rentals hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

         (c) Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

         (d) Joint Obligation. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

         (e) Marginal Headings. The marginal headings and titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         (f) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

         (g) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

         (h) Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

         (i) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

         (j) Late Charge. Tenant hereby acknowledges that late payment by Tenant to Landlord or rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises or the Building accordingly. Accordingly, if any amounts due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         (k) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

         (l) Inability to Perform. Except as provided in Paragraph 4 or Exhibit A to this Lease, this Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor disputes, civil disobedience, acts of God, or any other cause beyond the reasonable control of the Landlord.

         (m) Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable.

         (n) Sale of Building by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Building shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. In connection with any such sale, Landlord agrees to obtain Purchaser's express written assumption of this Lease.

         (o) This lease shall be prior to any encumbrance recorded after the date of this Lease affecting the Building, other improvements, and land of which the Premises are a part. If, however, a lender requires that this Lease be subordinate to any such encumbrance, this Lease shall be subordinate to that encumbrance, if Landlord first obtains from the lender, in favor of tenant, a written agreement that provides substantially the following:

         "As long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, and no steps or procedures taken under the encumbrance, shall affect Tenant's rights under this Lease."

Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Tenant shall execute the written agreement and any other documents required by the lender to accomplish the purposes of this paragraph.

         (p) Name. Tenant shall not use the name of the Building for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

         (q) Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

         (r) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         (s) Choice of Law. This Lease shall be governed by the laws of the State of California.

         (t) Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.

32. OPTION TO RENEW. If Tenant is not in default under this lease as of one hundred twenty (120) days prior to the expiration of the initial term hereof, then Tenant shall have an option to extend the term of this lease for one additional period of five (5) years. Such option must be exercised by Tenant by written notice to Landlord, which notice must be given not less than one hundred twenty (120) days prior to the expiration of the initial lease term.

If Tenant is then in default under the terms of this Lease, or fails to exercise said option in the manner and within the time above set forth, then this Lease shall expire at the end of the initial five-year (5) term.

If Tenant is entitled to, and in fact does exercise this option in the manner and within the time limits herein set forth, and if Tenant is not in default under the terms of this lease as of the expiration of the initial five-year (5) term, then this Lease shall automatically be extended for an additional five (5) years, commencing at the expiration of the initial five-year (5) term, and each and every term, provision and covenant of this Lease, except as to rental, shall be applicable during such five-year extended term.

During such extended term, rental shall be that which would have obtained had the original term contained the renewal period.

33. OPTION TO LEASE ADDITIONAL SPACE. Landlord shall provide Tenant notice of any available space on the second level of the East Wing of the Building, whereupon Tenant shall have ten days to exercise its option to lease said space at rates and on terms equivalent to that contained in this Lease, but in no event shall the term be less than one (1) year. Landlord further agrees to restrict Lease terms to other Tenants on the second level of the East Wing to a maximum of three years.

34. OPTION TO PURCHASE. If Tenant is not in default under the terms of this Lease as of one hundred eighty (180) days prior to the expiration of the initial five-year (5) term hereof, then Tenant shall have an option to purchase the Building of which the leased premises are a part, on the following terms and conditions:

         (a) The option must be exercised by written notice from Tenant to Landlord, which notice must be given not later than one hundred eighty (180) days prior to the expiration of the initial five-year lease term. If such written notice is not given, this option shall terminate.

         (b) If Tenant exercises this option, then the purchase price, which shall be payable in cash at the time of escrow close (unless Landlord is willing to negotiate and accept payment terms other than cash), shall be the fair market value of the Building. Fair market value shall be established by the agreement of Landlord and Tenant. Provided that if they are unable to agree on or before one hundred twenty (120) days before the expiration of the initial five-year lease term, then Landlord and Tenant shall each appoint an appraiser, the two appraisers shall appoint a third appraiser, and a mutual decision of any two of said three appraisers shall establish fair market value, and thus the purchase price for the Building.

         Each party shall pay the costs and fees of their respective appraiser, and they shall share equally in the costs and fees of the third or neutral appraiser.

         (c) Escrow shall close, and the sale shall be consummated, at any time during the last five (5) calendar days of the initial five-year (5) lease term.

         (d) Landlord reserves the right to enter into a tax deferred exchange under IRC Section 1031. In such event, Tenant agrees to cooperate with Landlord in consummating such tax deferred exchange, provided that Tenant shall not incur any costs or expenses in connection with such tax deferred exchange.

         (e) If Tenant  exercises  this purchase  option,  Tenant agrees that it will not receive any equitable interest in the Building by reason of such exercise of option, and that Tenant shall not thereby be entitled to any rights as a purchaser in possession. Rather, all rights, liabilities and responsibilities of Landlord and Tenant between the date of option exercise and the date of escrow close shall be those of Landlord and Tenant, and shall be determined exclusively under the provisions of this Lease, and Tenant shall have no rights as a purchaser in possession.

         (f) Time, as set forth in the various provisions of this purchase option, is expressly declared to be of the essence of this option, and of the purchase contract that will result from any exercise thereof.

35. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only James C. Westenbroek and James J. Williams and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto.


                                                  SRP Limited Partnership
                                             -----------------------------------

                                             By:
                                                --------------------------------

Address    120 N. Redwood Drive              By:
        -------------------------------         --------------------------------
       San Rafael, California                             "Landlord"
--------------------------------------


                                                Fair, Isaac & Company, Inc.
                                             -----------------------------------

                                             By:
                                                --------------------------------

Address    55 Mitchell Boulevard             By:
        -------------------------------         --------------------------------
       San Rafael, California                             "Tenant"
--------------------------------------

                                SMITH RANCH PLAZA

                                 WORK AGREEMENT

                              EXHIBIT "A" TO LEASE


FAIR, ISAAC COMPANY, INC. (hereinafter called "Tenant") and S.R.P. LIMITED PARTNERSHIP (hereinafter called "Landlord") are executing simultaneously with this Work Agreement, the written Lease to which this Work Agreement is attached covering the premises described in said Lease (hereinafter called "the premises").

To induce Tenant to enter into said Lease (which is hereby incorporated by reference to the extent that the provisions of this agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

         1. TENANT'S PLANS AND SPECIFICATIONS

         (a) Except to the extent otherwise  provided in  subparagraphs  (b) and
(c) of this paragraph, Landlord agrees to furnish at its sole cost and expense, all architectural, mechanical, and electrical engineering plans required for the performance of the work (hereinafter referred to as "Building Standard Work") hereinbelow described, including complete detailed plans and specifications for Tenant's partition layout, reflected ceiling, heating and air conditioning, electrical outlets and switches and telephone outlets. Design services are limited to one schematic design plus one set of revisions based on a review of the schematic design. Further revisions will be at the expense of the Tenant. The layout shall be approved by each of the parties hereto and attached to this Lease and shall become a part thereof and shall be described as Exhibit "B".

         (b) It is understood and agreed that Tenant will require work (hereinafter referred to as "Building Non-Standard Work") different from or in addition to said Building Standard Work. In such event, any architectural, mechanical, and electrical plans and specifications required shall be furnished, at Tenant's sole cost and expense to Landlord's office for approval.

         (c) It is understood and agreed that any interior decorating services, such as selection of special wall coverings, fixtures, non-building standard carpet, and any or all other decorator items required by Tenant in the performance of said work referred to hereinabove in subparagraphs (a) and (b) shall be at the Tenant's sole cost and expense.

         (d) It is understood and agreed that all plans and specifications referred to hereinabove in subparagraphs (a) and (b) are subject to the Landlord's approval, which approval shall not be unreasonably withheld. Tenant also agrees that, when requested by Landlord's office, Tenant will furnish complete information respecting Tenant's requirements. Schematic plans will be approved by Tenant on or before October 27, 1983, with complete plans and specifications approved by Tenant on or before October 31, 1983.

         2. BUILDING STANDARD WORK AT LANDLORD'S COST AND EXPENSE

         Landlord will, at its sole cost and expense, furnish and install Four Hundred, Four Thousand, One Hundred, Forty-three ($404,143.00) in value of the work as indicated on Tenant's final approved plans, which portion is defined as "Building Standard Work".

         The following categories are an indication of normal building standard. Because of agreement on an improvement budget, these descriptions are only to indicate type and quality of materials, and are not to be utilized as quantity allowances.

         (a) Building standard interior partitions, ceiling high, 5/8" vinyl clad gypsum board, with rubber base on both sides of 2 1/2 " metal stud, in an amount equal to one lineal foot per fifteen square feet of office area. Demising partitions between tenants to be full height (floor to suspended ceiling) and sound-insulated.

         (b) Building standard full height interior doors, 3" X 9" X 1 3/4", solid core, stain grade oak veneer face with K.D. metal frame, Baldwin Lever latchset design, in an amount equal to one per 350 square feet of office area, and a maximum of one building standard full height suite entrance door with hardware including Baldwin Lever lockset design, closer and deadbolt. (All hardware to have oil rubbed bronze finish.)

         (c) Building standard two foot by four foot fluorescent fixture at a maximum rate of one per eighty square feet of area, including switches for said fixtures, but not to exceed one switch for each private office or room.

         (d) Building standard electrical duplex wall outlets, with cover plate in an amount equal to one duplex per one-hundred square feet of office area.

         (e) Building standard telephone wall outlets, with cover plate, in an amount equal to one per two-hundred square feet of office area.

         (f) Building standard blinds on all exterior office windows.

         (g) Building standard ceiling, exposed grid, mechanically suspended white 2 X 2 tegular acoustic panels.

         (h) Building standard heating, ventilating, and air conditioning, with duct work, supply grilles, return. and thermostats, served by a water source heat pump system to provide air conditioning suited to normal general office occupancy, with a minimum area for each zone of seven hundred fifty square feet. Tenant will be required to pay additional charges if its application of the space necessitates excess zoning or capacity.

         (i) Building standard carpet in colors uniform for each floor.

         (j) Automatic sprinkler system with building standard recessed-type head, chrome plated.

         3. BUILDING NON-STANDARD WORK AT TENANTIS COST AND EXPENSE

         Provided Tenant's plans and specifications are furnished by the date provided hereinabove in Paragraph l(d) and approved by Landlord, the Landlord shall cause Tenant's "Building Non-Standard Work" to be installed by Landlord's contractor, but at Tenant's sole cost and expense for any amount in excess of Ninety-Five Thousand, Eight Hundred Fifty-Seven Dollars ($95,857). Prior to commencing any such work, Landlord, its contractor, or its architects and engineers, shall submit to Tenant a written estimate of the cost thereof. If Tenant shall fail to approve any such estimate within ten (10) days after submission thereof, such failure shall be deemed a disapproval thereof, and Landlord's contractor shall not proceed with such work. Tenant agrees to pay Landlord promptly upon being billed therefore, the cost to Landlord of all such excess Building Non-Standard Work. Such bills may be rendered during the progress of the performance of the work and the furnishings and installation of the materials to which such bills relate. Landlord may require Tenant to deposit the estimated cost of such work with Landlord prior to the commencement of such work.

         Within the demised premises Tenant may select different new materials (except exterior window coverings) in place of "Building Standard Work" materials which would otherwise be initially furnished and installed by Landlord for or in the interior of the Premises under the provisions of this Work Agreement, provided such selection is indicated on said Tenant's final plans. No such different new materials shall be furnished and installed in replacement for any of Landlord's "Building Standard Work" materials until Landlord, or its contractor and/or its architects shall have advised Tenant in writing of, and Landlord or its contractor and/or its office planning architects have agreed in writing on, the work of such different new material and the Landlord's cost of such replaced Landlord's "Building Standard Work" materials.

         All amounts payable by Tenant to Landlord pursuant to preceding paragraphs shall be paid by Tenant promptly after the rendering of bills therefore by Landlord or its contractors to Tenant, it being understood that such bills may be rendered during the progress of the performance of the work and/or the furnishings and installation of the materials to which such bills relate. Any such different new materials shall be surrendered by the Tenant to the Landlord at the end of the initial or other expiration of the term of the Lease.

         4. COMPLETION AND RENTAL COMMENCEMENT DATE

         If the occupancy date of the Premises is delayed by:

         (a) Tenant's failure to furnish the information specified in Paragraph 1 hereof in a timely fashion; or

         (b) Tenant's request for substitution or additional improvements or changes in materials, finisher, or installations other than those which are not Building Standard; or

         (c)      Tenant's changes in the final drawings and specifications; or

         (d) A delay in performance of building standard work as a result of Tenant's failure to approve written estimates of the cost of non-building standard work in accordance with Paragraph 3 hereof, then the commencement of the term of the Office Lease and the payment of rent shall be unchanged.



LANDLORD:                                      TENANT:

S.R.P. LIMITED PARTNERSHIP                     FAIR, ISAAC AND COMPANY, INC.
---------------------------------              ---------------------------------

---------------------------------              ---------------------------------

Dated ---------------------------              ---------------------------------